MEMBERS LIFE INSURANCE COMPANY
TRUSTAGE™ ZONECHOICE ANNUITY
STATUTORY AND INITIAL SUMMARY PROSPECTUSES DATED MAY 1, 2026
TRUSTAGE™ ZONECHOICE ADVANTAGE ANNUITY
STATUTORY AND INITIAL SUMMARY PROSPECTUSES DATED MAY 1, 2026
TRUSTAGE™ ZONE INCOME ANNUITY
STATUTORY AND INITIAL SUMMARY PROSPECTUSES DATED MAY 1, 2026
TRUSTAGE™ ZONECHOICE INCOME ANNUITY
STATUTORY PROSPECTUS DATED MAY 1, 2026 AND
INITIAL SUMMARY PROSPECTUS DATED MAY 26, 2026
Supplement dated November 3, 2026
As MEMBERS Life Insurance Company (the “Company,” “we,” “us” or “our”) previously communicated in supplements dated July 20 and 21, 2026, and August 24, 2026, the Company experienced a cybersecurity event that has affected our ability to receive and process new Contract applications. The purpose of this supplement is to provide an update regarding pending applications.
We have begun issuing Contracts for pending applications received before and during the outage resulting from the cybersecurity event. This work will occur in phases, and we expect Contract issuance for pending applications to continue over the next several weeks. Contracts will be mailed to Contract owners when issued.
Applications Received in Good Order
We will treat the Contracts for pending applications received in Good Order (which includes our receipt of the Purchase Payment) as if they had been issued on the date they would have been issued if the outage had not occurred, including the applicable Risk Control Account crediting rates, initial interest rate for the
Fixed Account or Declared Rate Account, and Income Benefit terms. As disclosed in the prospectus, we will issue a Contract on the next available Contract Issue Date (which is the 10th or 25th of each month) if we receive the application for a Contract in Good Order by noon Central Time at least two business days prior to the Contract Issue Date. This means, for example, that applications received in Good Order between noon Central Time on July 8, 2026, and noon Central Time on July 23, 2026, will receive a July
25 Contract Issue Date, and applications received in Good Order between noon Central Time on July 23,
2026, and noon Central Time on August 6, 2026, will receive an August 10 Contract Issue Date.
Applications Not in Good Order
For applications received before and during the outage that require additional information and/or a
Purchase Payment to be in Good Order, we will provide written notice to your financial professional specifying the information and/or Purchase Payment required and the date by which those items must be received for the Contract to be issued using the Contract Issue Date that would have applied had the application been in Good Order when we received it. This deadline corresponds to the number of days between the date we originally received the application and the day before the next available Contract
Issue Date (i.e., the Contract Issue Date itself is not counted). If required items are not received by the first deadline, the notice provides an additional 15-day period during which required items must be received for the Contract to be issued using the next scheduled Contract Issue Date. In that case, the next scheduled Contract Issue Date would determine the Risk Control Account crediting rates, initial interest rate for the Fixed Account or Declared Rate Account, and Income Benefit terms in effect.
For example, if an application was received on July 17, 2026, and the Contract would have been issued as of July 25, 2026, but was missing a Purchase Payment, we would send an initial notice. For an initial notice dated November 3, 2026, the deadline for receipt of the Purchase Payment would be November 10 for the Contract to be issued as of July 25, 2026. (The seven-day period corresponds to the seven days between July 17 and July 24.) The notice would also state that if the Purchase Payment is not received by
November 10, the Purchase Payment must be received by November 25 (fifteen days after the first deadline) for the Contract to be issued as of August 10, 2026, the next scheduled Contract Issue Date following July 25.
We will provide additional notices to your financial professional identifying the deadlines (in each case 15 days after the date of the previous deadline) associated with each scheduled Contract Issue Date until the earlier of:  December 31, 2026; the date we receive all required information and Purchase Payment for the application to be in Good Order and for the Contract to be issued; or the date you decide to cancel your application. On or about December 31, 2026 (or such later date we may specify in a subsequent prospectus supplement), we will discontinue sending additional notices. If the required information and
Purchase Payment are not received by the last specified deadline, we will reject the pending application as not in Good Order.
The Contract Issue Dates are based on the date we received the original application, the scheduled
Contract Issue Dates described in the Contract prospectus, and the additional time permitted under the deadlines described in this supplement. The methodology described in this supplement will be applied uniformly to all applicants whose applications were pending before or during the outage.
Additional Information
If you have a pending application and you do not want us to issue the Contract, you may cancel your application and receive a refund of your Purchase Payment by using the application cancellation form available on our website. Similarly, after your Contract is issued, you may cancel your Contract within 10 days after you receive it (or 30 days if it is a replacement contract) by exercising your Right to Examine
(also known as the “Free Look right”) as described in the prospectus or by submitting the right to examine form available on our website. Some states may permit a longer period for you to cancel your Contract.
For each Contract, Risk Control Account crediting rates for each Contract Issue Date are available online at:
•ZoneChoice Annuity: https://www.trustage.com/zonechoice-annuity-rates
•ZoneChoice Advantage Annuity: https://www.trustage.com/zonechoice-advantage-annuity-rates
•Zone Income Annuity: https://www.trustage.com/zone-income-annuity-rates
•ZoneChoice Income Annuity: https://www.trustage.com/zonechoice-income-annuity-rates
For Zone Income Annuity and ZoneChoice Income Annuity, the Income Benefit terms in effect for each
Contract Issue Date are stated in the applicable prospectus and supplements thereto. Initial interest rates for the Fixed Account or Declared Rate Account in effect for each Contract Issue Date are available from your financial professional.
Updated information and forms are available at www.trustage.com/outage/annuity. Our annuity call center is available at 800.798.5500 from 8:00 a.m. to 5:00 p.m. Central Time to assist with these requests. You may request that paper forms be sent directly to you by calling our annuity call center. Paper forms may be completed and mailed to us at 2000 Heritage Way, Waverly, Iowa 50677.
Our ability to receive and process new Contract applications has not yet been fully restored. Accordingly, as we continue to receive new applications, Contract issuance may be delayed, and we will follow the procedures outlined above. We will provide notice when we resume normal business operations and are able to receive and process new Contract applications without delay.
Please keep this supplement with your prospectus and records for future reference.